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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): May 10, 2004
                            -------------------------



                                  eSPEED, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                0-28191               13-4063515
------------------------------- -------------- --------------------------------
       (State or Other           (Commission          (I.R.S. Employer
       Jurisdiction of           File Number)        Identification No.)
        Incorporation)


   135 East 57th Street, New York, New York                 10022
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   (Address of Principal Executive Offices)               (Zip Code)


                                 (212) 938-5000
    -----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
    -----------------------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report)





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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On May 10, 2004, eSpeed, Inc. (the "Registrant") issued a press release announcing that Jay Ryan has been named its Interim Chief Financial Officer. A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on 8-K dated May 10, 2004 to be signed on its behalf by the undersigned hereunto duly authorized.


                                        eSpeed, Inc.




Date:  May 10, 2004                     By: /s/ Howard W. Lutnick
                                            ---------------------
                                            Howard W. Lutnick
                                            Chairman and Chief Executive Officer


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      EXHIBIT INDEX
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Exhibit
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99.1

     Press release of eSpeed, Inc. dated May 10, 2004 containing an announcement with respect to the resignation of Jeff Chertoff and the appointment of Jay Ryan as Interim Chief Financial Officer of eSpeed, Inc.